UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 16, 2004

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Exact name of registrant as specified in charter)

Delaware	000-26309	98-0200741
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

4235 Commerce Street
Little River, South Carolina	29566
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including are code: (843) 390-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

On September 16, 2004, the Registrant issued a press release announcing that the Registrant has been made aware of an unauthorized "spam" email report being circulated to the general public. The publisher of the report claims to have been paid $12,500 by a third-party to circulate the report. The Registrant has not approved nor does it condone this circulation of Registrant information through the use of email. A copy of the press release is attached hereto as Exhibit 99.

Section 9 - Financial Statements and Exhibits

EXHIBITS

Ex-99 Press Release, dated September 16, 2004

____

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:/s/ William E. Prince

William E. Prince, President

Date: September 22, 2004